KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
[     ] Shares of Common Stock
UNDERWRITING AGREEMENT
New York, New York
September [     ], 2006
Citigroup Global Markets Inc.
UBS Securities LLC
c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
Ladies and Gentlemen:
     The undersigned, Kayne Anderson Energy Development Company, a Maryland corporation (the “Company”), KA Fund Advisors, LLC, a Delaware limited liability company (the “Adviser”) and Kayne Anderson Capital Advisors, L.P., a California limited partnership (“KACALP”) address you as underwriters and as the representatives (the “Representatives”) of each of the several underwriters named on Schedule I hereto (herein collectively called the “Underwriters”). The Company proposes to sell to the Underwriters [     ] shares of Common Stock, par value $0.001 per share (“Common Stock”) of the Company (said shares to be issued and sold by the Company being hereinafter called the “Underwritten Securities”). The Company also proposes to grant to the Underwriters an option to purchase up to [     ] additional shares of Common Stock to cover over-allotments (the “Option Securities”; the Option Securities, together with the Underwritten Securities, being hereinafter called the “Securities”). Unless otherwise stated, the term “you” as used herein means each of Citigroup Global Markets Inc. and UBS Securities LLC individually on its own behalf and on behalf of the other Underwriters. Certain terms used herein are defined in Section 20 hereof.
     As part of the offering contemplated by this Agreement, Citigroup Global Markets Inc. has agreed to reserve out of the Securities set forth opposite its name on Schedule I to this Agreement, up to 160,000 of the shares of Common Stock for sale to persons who are directors, officers or employees, or who are otherwise associated with the Company (collectively, “Participants”), as set forth in the Prospectus under the heading “Underwriting” (the “Directed Share Program”). The Securities to be sold by Citigroup Global Markets Inc. pursuant to the Directed Share Program (the “Directed Shares”) will be sold by Citigroup Global Markets Inc. pursuant to this Agreement at the public offering price. Any Directed Shares not orally confirmed for purchase by any Participants by 7:30 A.M. New York City time on the business day following the date on which this Agreement is executed will be offered to the public by Citigroup Global Markets Inc. as set forth in the Prospectus.
     The Company, KACALP and the Adviser wish to confirm as follows their agreements with you and the other several Underwriters on whose behalf you are acting in connection with the several purchases of the Securities by the Underwriters.
     The Company has entered into (i) an Investment Management Agreement with the Adviser, dated as of [      ], 2006; (ii) a Custody Agreement with The Custodial Trust Company dated as of [      ], 2006; (iii) a Transfer Agency Agreement with American Stock Transfer & Trust Company dated as of [      ], 2006; (iv) an Administration Agreement with Bear Stearns Funds Management Inc. dated as of [      ], 2006; (v) a Fund Accounting Agreement with Ultimus Fund Solutions, LLC dated as of [      ], 2006; and such agreements are herein referred to as the “Advisory Agreement,” the “Custodian Agreement,” the “Transfer Agency Agreement,” “Administration Agreement,” and “Accounting Agreement,” respectively. Collectively, the Advisory Agreement, the Custodian Agreement, the Transfer Agency Agreement, the Administration Agreement and the Accounting Agreement are herein referred to as the “Company Agreements.” In addition, the Company has adopted a dividend reinvestment plan (the “Dividend Reinvestment Plan”) pursuant to which the holders of Common Stock shall have their dividends automatically reinvested in additional Common Stock of the Company unless they elect to receive such dividends in cash.
          1. Representations and Warranties of the Company, KACALP and the Adviser. The Company, KACALP and the Adviser, jointly and severally, represent and warrant to, and agree with, each Underwriter as set forth below in this Section 1.
     (a) The Company has prepared and filed with the Commission a registration statement (file number 333-134829) on Form N-2, including a related preliminary prospectus, for registration under the 1933 Act of the offering and sale of the Securities. The Company has filed one or more amendments thereto, including a related preliminary prospectus, each of which has previously been furnished to you. A Form N-54A Notification of Election to be Subject to Sections 55 Through 65 of the Investment Company Act of 1940 filed pursuant to Section 54(a) of the 1940 Act (file number 814-00725) (the “Notification of Election”) was filed with the Commission on June 8, 2006 under the 1940 Act. The Company will next file with the Commission one of the following: either (1) prior to the Effective Date of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or (2) after the Effective Date of such registration statement, a final prospectus in accordance with Rules 430A and 497. In the case of clause (2), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Acts and the Rules and Regulations to be included in such registration statement and the Prospectus. As filed with the Commission, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. The Company has furnished the Representatives with copies of such Registration Statement, each amendment to such Registration Statement filed with the Commission and each Preliminary Prospectus.
     (b) Each Preliminary Prospectus included as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 497, complied when so filed in all material respects with the applicable provisions of the Acts and the Rules and Regulations.
     (c) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 497 and on the Closing Date (as defined herein) and on any date on which Option Securities are purchased, if such date is not the Closing Date (a “settlement date”), the Prospectus (and any supplements thereto) will, and the Notification of Election when originally filed with the Commission and any amendment or supplement thereto when filed with the Commission did or will, comply in all material respects with the applicable requirements of the Acts and the Rules and Regulations and the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 497, will not, and on the date of any filing pursuant to Rule 497 and on the Closing Date and any settlement date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto), in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto), it being understood and agreed the only such information furnished by or on behalf of any Underwriters consists of the information described as such in the last sentence of Section 9(c) hereof. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus.
     (d) The Disclosure Package as of the Time of Sale does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished through the Representatives or on the Representatives’ behalf specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in the last sentence of Section 9(c) hereof.
     (e) The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Maryland with full corporate power and authority to own, lease and operate its properties and assets and to conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus, and is duly qualified to conduct business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualifications, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a material adverse effect on the business, financial condition, results of operation or prospects of the Company. The Company has no subsidiaries.
     (f) The Company’s authorized equity capitalization is as set forth in the Registration Statement, the Disclosure Package and the Prospectus; the capital stock of the Company conforms to the description thereof contained in the Disclosure Package, Registration Statement and the Prospectus; all outstanding shares of Common Stock have been duly and validly authorized and issued, are fully paid and nonassessable and are free of any preemptive or other similar rights; the Securities have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable, and free of any preemptive or similar rights that entitle or will entitle any person to acquire any Securities upon issuance thereof by the Company; the Securities are duly listed, and admitted and authorized for trading, subject to official notice of issuance, on the NYSE; the certificates for the Securities are in valid and sufficient form; and, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.
     (g) The Company’s registration statement on Form 8-A, as amended, under the Exchange Act has become effective.
     (h) The Company, subject to the Registration Statement having been declared effective and the filing of the Prospectus under Rule 497, has taken all required action under the Acts and the Rules and Regulations to make the public offering and consummate the sale of the Securities as contemplated by this Agreement.
     (i) There are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement, the Disclosure Package or the Prospectus, or to be filed as an exhibit thereto, which are not described or filed as required by the Acts or the Rules and Regulations;

and the statements in the Disclosure Package and the Prospectus under the headings “Risk Factors – We will be subject to income tax if we are unable to qualify as a RIC,” the fourth paragraph in “Use of Leverage,” “Certain Relationships and Related Party Transactions,” “Management–Investment Management Agreement,” “Regulation,” “Dividend Reinvestment Plan,” “Material U.S. Federal Income Tax Considerations,” “Description of Capital Stock — Common Stock” and “Portfolio Transactions and Brokerage” fairly summarize the matters therein described.
     (j) The execution and delivery of, and the performance by the Company of its obligations under, this Agreement and the Company Agreements have been duly and validly authorized by the Company, and this Agreement and the Company Agreements have been duly executed and delivered by the Company and, assuming due execution and delivery hereof by you and thereof by the counterparties respectively party thereto, constitute the valid and legally binding agreements of the Company, enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution hereunder and thereunder may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Company’s obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and by general equitable principles, regardless whether enforcement is considered in a proceeding in equity or at law.
     (k) When the Notification of Election was filed with the Commission, it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the 1940 Act and the 1940 Act Rules and Regulations, as applicable to business development companies, and (ii) did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. The Company has duly elected to be treated by the Commission under the 1940 Act as a “business development company” (the “BDC Election”) and the Company has not filed with the Commission any notice of withdrawal of the BDC Election pursuant to Section 54(c) of the 1940 Act. The BDC Election is effective and no order of suspension or revocation of such election has been issued or proceedings therefor initiated or, to the Company’s knowledge, threatened by the Commission.
     (l) The Company is, and at all times through the completion of the transactions contemplated hereby will be, in compliance in all material respects with the applicable terms and conditions of the Acts. No person is serving or acting as an officer, director or investment adviser of the Company except in accordance with the provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act, and the Advisers Act Rules and Regulations. The Company, KACALP and the Adviser are not aware that any executive, key employee or significant group of employees of the Company plans to terminate employment with the Company.
     (m) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Company Agreements, other than (a) those that have been made or obtained under the Acts, (b) those under state securities or blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Prospectus, (c) any necessary approval of the Corporate Financing Department of NASD Regulation, Inc., and (d) such other approvals as have been obtained, it being understood and agreed that for purposes of this representation and warranty, the transactions contemplated under the Advisory Agreement do not include any prospective investment transactions generally authorized therein.
     (n) Neither the issuance and sale of the Securities, the execution, delivery or performance of this Agreement or any of the Company Agreements by the Company, nor the consummation by the Company of the transactions herein or therein contemplated (i) conflicts or will conflict with or constitutes or will constitute a breach of the articles of incorporation of the Company, as amended to date (the “Charter”) or bylaws of the Company, as amended to date (the “Bylaws”), (ii) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any material agreement, indenture, lease or other instrument to which the Company is a party or by which it or any of its properties may be bound or (iii) violates or will violate any material statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or any of its properties or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Company is subject, it being understood and agreed that for purposes of this representation and warranty, the transactions contemplated under the Advisory Agreement do not include any prospective investment transactions generally authorized therein..
     (o) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include any securities of the Company owned or to be owned by such person in the securities registered pursuant to the Registration Statement.
     (p) The financial statements, together with related schedules and notes, included or incorporated by reference in the Disclosure Package, the Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Acts and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein); and the other financial and statistical information and data included in the Registration Statement, the Disclosure Package and the Prospectus are accurately derived from such financial statements and the books and records of the Company.
     (q) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions herein contemplated or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company, whether or not arising from transactions in the ordinary course of business (clauses (i) and (ii) together or individually, a “Material Adverse Effect”).
     (r) The Company owns or leases all such properties as are necessary to the conduct of its operations as presently conducted.
     (s) The Company is not (i) in violation of its Charter or Bylaws, (ii) in breach or default in the performance of the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject or (iii) in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or of any decree of the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official having jurisdiction over the Company.
     (t) PricewaterhouseCoopers LLP, who have audited the financial statements included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, are an independent registered public accounting firm with respect to the Company within the meaning of the 1933 Act and the 1933 Act Rules and Regulations.
     (u) The Company has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement, the Final Preliminary Prospectus, and the Prospectus.
     (v) There are no transfer taxes or other similar fees or charges under federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Securities.

     (w) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect.
     (x) The Company’s directors and officers/errors and omissions insurance policy and its fidelity bond required by Rule 17g-1 of the 1940 Act Rules and Regulations are in full force and effect; the Company is in compliance with the terms of such policy and fidelity bond in all material respects; and there are no claims by the Company under any such policy or fidelity bond; the Company has not been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.
     (y) The Company has such licenses, permits and authorizations of governmental or regulatory authorities (“permits”) as are necessary to own its property and assets and to conduct its business in the manner described in the Disclosure Package and the Prospectus, except where the failure to obtain such licenses, permits or authorizations would not have a Material Adverse Effect; the Company has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Company under any such permit; and none of such permits contains any restriction that is materially burdensome to the Company.
     (z) The Company maintains and will maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with general or specific authorization from the Company’s officers and with the investment objectives, policies and restrictions of the Company and the applicable requirements of the 1940 Act, the 1940 Act Rules and Regulations and the Code; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles, to calculate net asset value, to maintain accountability for assets and to maintain material compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and Regulations; (iii) access to assets is permitted only in accordance with general or specific authorization from the Company’s officers; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (aa) The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, and the Company is not aware of any such action taken or to be taken by any affiliates of the Company.
     (bb) This Agreement and each of the Company Agreements complies in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations. The operations of the Company are in compliance in all material respects with the provisions of the 1940 Act applicable to “business development companies”. The provisions of the Charter and Bylaws and the investment objectives, policies and restrictions described in the Disclosure Package and the Prospectus, assuming they are implemented as so described, will comply in all material respects with the applicable requirements of the 1940 Act. The terms of the Advisory Agreement, including compensation terms, comply with those provisions of Section 15 of the 1940 Act and Section 205 of the Advisers Act, each as applicable to business development companies. The approvals by the board of directors and the initial sole stockholder of the Company of the Advisory Agreement have been made in accordance with the requirements of Section 15 of the 1940 Act applicable to companies that have elected to be “business development companies” under the 1940 Act.
     (cc) Except as disclosed in the Registration Statement and the Prospectus, no director of the Company is an “interested person” (as defined in the 1940 Act) of the Company or an “affiliated person” (as defined in the 1940 Act) of any Underwriter listed in Schedule I hereto.
     (dd) There are no business relationships or related-party transactions involving the Company or any other person required to be described in the Registration Statement, the Disclosure Package and Prospectus which have not been described as required, it being understood and agreed that the Company, KACALP and the Advisor make not representation or warranty with respect to any such relationships involving any Underwriter and any third party that have not been disclosed to the Company.
     (ee) The Company intends to direct the investment of the proceeds of the offering of the Securities in such a manner as to comply with the requirements of Subchapter M of the Code, and the Company intends to qualify as a regulated investment company under Subchapter M of the Code.
     (ff) The conduct by the Company of its business (as described in the Disclosure Package and the Prospectus) does not require it to be the owner, possessor or licensee of any patents, patent licenses, trademarks, service marks or trade names which it does not own, possess or license.

     (gg) To the Company’s knowledge, neither the Company nor any employee or agent of the Company has made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.
     (hh) The Company (i) does not have any material lending or other relationship with any bank or lending affiliate of any Underwriter and (ii) does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of any Underwriter.
     (ii) There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Sections 302 and 906 related to certifications.
     (jj) The Company has satisfied the conditions for the use of Form N-2, as set forth in the general instructions thereto, with respect to the Registration Statement.
     (kk) The operations of the Company are and have been conducted at all times in compliance in all material respects with any applicable financial recordkeeping and reporting requirements of The Bank Secrecy Act of 1970, as amended (including amendments pursuant to the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001), the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.
     (ll) Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
     (mm) Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company, and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.
     Furthermore, the Company represents and warrants to Citigroup Global Markets Inc. that (i) the Registration Statement, the Disclosure Package and the Prospectus comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which the Disclosure Package and the Prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program, and that (ii) no authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is necessary under the securities laws and regulations of foreign jurisdictions in which the Directed Shares are offered outside the United States. The Company has not offered, or caused the Underwriters to offer, Securities to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer’s or supplier’s level or type of business with the Company, or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.
     Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a joint and several representation and warranty by the Company, KACALP and the Adviser, as to matters covered therein, to each Underwriter.
          2. Representations and Warranties of the Adviser and KACALP. The Adviser and KACALP, jointly and severally, represent and warrant to each Underwriter as follows:
     (a) The Adviser is a limited liability company duly formed and validly existing in good standing under the laws of the State of Delaware, with full limited liability company power and authority to own, lease and operate its properties and assets and to conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus, and is duly qualified to do business as a foreign limited liability company and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a material adverse effect on the business, financial condition, results of operation or prospects of the Adviser. KACALP holds of record 99% of the membership interests of the Adviser and Richard Kayne holds of record 1% of the membership interests of the Adviser.

     (b) KACALP is a limited partnership duly formed and validly existing in good standing under the laws of the State of California, with full limited partnership power and authority to own, lease and operate its properties and assets and to conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to do business as a foreign limited partnership and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a material adverse effect on the business, financial condition, results of operation or prospects of KACALP. KAEFTX, L.P., the subsidiary of KACALP, is a limited partnership duly formed and validly existing in good standing under the laws of the State of Texas, with full limited partnership power and authority to own, lease and operate its properties and assets.
     (c) The Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the 1940 Act Rules and Regulations from acting under the Advisory Agreement as investment adviser to the Company as contemplated by the Disclosure Package and the Prospectus. There does not exist any proceeding or, to the Adviser’s knowledge, any facts or circumstances the existence of which could lead to any proceeding which might adversely affect the registration of the Adviser with the Commission.
     (d) The Adviser has full limited liability company power and authority to enter into this Agreement and the Advisory Agreement; the execution and delivery of, and the performance by the Adviser of its obligations under, this Agreement and the Advisory Agreement have been duly and validly authorized by the Adviser; and this Agreement and the Advisory Agreement have been duly executed and delivered by the Adviser and, assuming due execution and delivery hereof by you and thereof by the Company, constitute the valid and legally binding agreements of the Adviser, enforceable against the Adviser in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Adviser’s obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and by general equitable principles, regardless whether enforcement is considered in a proceeding in equity or at law.
     (e) KACALP has full limited partnership power and authority to enter into this Agreement, the execution and delivery of, and the performance by the Adviser of its obligations under, this Agreement has been duly and validly authorized by KACALP; and this Agreement has been duly executed and delivered by KACALP and, assuming due execution and delivery hereof by you, constitutes the valid and legally binding agreement of KACALP, enforceable against KACALP in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of KACALP’s obligations hereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and by general equitable principles, regardless whether enforcement is considered in a proceeding in equity or at law.
     (f) The Adviser has the financial resources available to it necessary for the performance of its services and obligations as described in the Disclosure Package and the Prospectus and as contemplated under this Agreement and the Advisory Agreement.
     (g) The description of each of the Adviser and KACALP and their respective businesses, and the statements attributable to the Adviser and KACALP, in the Registration Statement, the Disclosure Package and the Prospectus complied and comply in all material respects with the provisions the 1933 Act, the Advisers Act, the 1933 Act Rules and Regulations, the Advisers Act Rules and Regulations and the 1940 Act and 1940 Act Rules and Regulations (as applicable to business development companies) and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Adviser is not aware that any executive, key employee or significant group of employees of the Adviser plans to terminate employment with the Company or the Adviser.
     (h) Subsequent to the respective dates as of which information is given in the Disclosure Package and the Prospectus: (i) there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Adviser or KACALP whether or not arising from transactions in the ordinary course of business; and (ii) the Adviser or KACALP has not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business other than as may be incurred hereunder or entered into herewith.
     (i) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Adviser, KACALP or their respective property is pending or, to the best knowledge of the Adviser or KACALP, threatened that (i) could reasonably be expected to have a material adverse effect on the ability of the Adviser to fulfill its obligations hereunder or under the Advisory Agreement or (ii) could reasonably be expected to have a Material Adverse Effect.
     (j) The Adviser has such licenses, permits and authorizations of governmental or regulatory authorities (“permits”) as are necessary to own its property and to conduct its business in the manner described in the Disclosure Package and the Prospectus, except where the failure to obtain such licenses, permits or authorizations would not have a Material Adverse Effect; the Adviser has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Adviser under any such permit.
     (k) Neither the execution, delivery or performance of this Agreement by KACALP or the Adviser or of the Advisory Agreement by the Adviser nor the consummation by KACALP or the Adviser of the transactions herein contemplated or by the Adviser of the transactions therein contemplated (i) conflicts or will conflict with or constitutes or will constitute a breach of the certificate of formation or limited liability company operating agreement of the Adviser or the certificate of limited partnership or agreement of limited partnership of KACALP, (ii) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any material agreement, indenture, lease or other instrument to which the Adviser or KACALP is a party or by which it or any of properties may be bound or (iii) violates or will violate any material statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Adviser or KACALP or any of their respective properties or, other than pursuant to the terms of Section 6(g) hereof, will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Adviser or KACALP pursuant to the terms of any agreement or instrument to which the Adviser or KACALP is a party or by which the Adviser may be bound or to which any of the property or assets of the Adviser or KACALP is subject, it being understood and agreed that for purposes of this representation and warranty, the transactions contemplated under the Advisory Agreement do not include any prospective investment transactions generally authorized therein.
     (l) The Adviser and KACALP have not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, and the Adviser and KACALP are not aware of any such action taken or to be taken by any affiliates of the Adviser or KACALP.
     Any certificate signed by any officer of the Adviser or KACALP and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a joint and several representation and warranty by the Adviser and KACALP, as to matters covered therein, to each Underwriter.
     3. Purchase and Sale.
     (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $[      ] per share, the number of the

Underwritten Securities set forth opposite such Underwriter’s name in Schedule I hereto.
     (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 1,800,000 Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time on or before the 45th day after the date of the Prospectus upon written or telegraphic notice by the Representatives to the Company setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. The number of Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.
     4. Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 3(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on September [ ], 2006, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 10 hereof (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct the Company in writing.
     If the option provided for in Section 3(b) hereof is exercised after the third Business Day prior to the Closing Date, the Company will deliver the Option Securities (at the expense of the Company) to the Representatives, c/o Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York, 10013, on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 7(m) hereof.
     5. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.
     6. Agreements of the Company, KACALP and the Adviser. The Company, KACALP and the Adviser, jointly and severally, agree with the several Underwriters as follows:
     (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 497, the Company will cause the Prospectus, properly completed, and any supplement thereto, to be filed in a form approved by the Representatives with the Commission pursuant to Rule 497 within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 497 or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.
     (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the 1933 Act, any event occurs as a result of which, in the reasonable judgment of the Company or in the reasonable opinion of the Underwriters or their counsel, the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Acts and the Rules and Regulations, the Company promptly will (1) notify the Representatives of any such event; (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 6, an amendment or supplement which will correct such statement or omission or effect such compliance; and (3) supply any supplemented Prospectus to you in such quantities as you may reasonably request.
     (c) If there occurs an event or development as a result of which the Disclosure Package would include an untrue statement of a material fact or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will notify promptly the Representatives so that any use of the Disclosure Package may cease until it is amended or supplemented.
     (d) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company which will satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 under the 1933 Act.
     (e) The Company will furnish (i) to the Representatives and counsel for the Underwriters signed copies of the Registration Statement (including exhibits thereto) and the Notification of Election, (ii) to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and (iii) so long as delivery of a prospectus by an Underwriter or dealer may be required by the 1933 Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request.
     (f) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.
     (g) The Company, KACALP and the Adviser will not, without the prior written consent of Citigroup Global Markets Inc. and UBS Securities LLC, offer, sell, contract to sell, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company, directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act) any other shares of Common Stock or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock other than the Securities; or publicly announce an intention to effect any such transaction for a period of 180 days following the Execution Time      , provided, however, that the Company may issue and sell Common Stock pursuant to any dividend reinvestment plan of the Company in effect at the Execution Time.
     In the event that either (x) during the last 17 days of the 180-day period referred to above, the Company issues an earnings release or (y) prior to the expiration of such 180-day period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of such 180-day period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings release.
     (h) The Company will comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and will use its best efforts to cause the Company’s directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.
     (i) The Company, KACALP and the Adviser will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.
     (j) The Company agrees to apply the net proceeds from the sale of the Securities in the manner set forth under the caption “Use of Proceeds” in the Prospectus.
     (k) The Company agrees to pay the costs and expenses relating to the following matters: (A) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus and the Notification of Election and each amendment or supplement to any of them; (B) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Prospectus and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (C) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (D) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum, dealer agreements and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the

Securities; (E) the registration of the Securities under the 1933 Act and the listing of the Securities on the NYSE; (F) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification and the preparation of the blue sky memorandum); (G) any filings required to be made with the NASD (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings); (H) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (I) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (J) all other costs and expenses incident to the performance by the Company of its obligations hereunder, but not including the fees, expenses, and costs of Sidley Austin llp, counsel to the Underwriters, except as provided in Sections 6(k)(D), (F) and (G) above and in Section 8 of this Agreement.
     (l) The Company agrees to pay (1) all fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program, (2) all costs and expenses incurred by the Underwriters in connection with the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of copies of the Directed Share Program material and (3) all stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program.
     (m) The Company will direct the investment of the net proceeds of the offering of the Securities in such a manner as to comply with the investment objectives, policies and restrictions of the Company as described in the Prospectus.
     (n) The Company, during a period of two (2) years from the effective date of the BDC Election, will use its best efforts to maintain its status as a “business development company” under the 1940 Act; provided, however, the Company may change the nature of its business so as to cease to be, or to withdraw its election as, a business development company with the approval of the board of directors and a vote of stockholders as required by Section 58 of the 1940 Act or any successor provision.
     (o) The Company will use its best efforts to qualify for and elect to be treated as a regulated investment company under Subchapter M of the Code and to maintain such qualification and election for each full fiscal year during which it is a business development company under the 1940 Act; provided, however, that at the discretion of the Company’s board of directors, it may elect not to be so treated.
     (p) The Company has established and shall maintain disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)),

which: (i) are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and its principal financial officer by others within the Company, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; and (ii) are effective in all material respects to perform the functions for which they were established.
     (q) The Company, KACALP and the Adviser will use their reasonable best efforts to perform all of the agreements required of them by this Agreement and discharge all their conditions to closing as set forth in this Agreement.
     Furthermore, the Company covenants with Citigroup Global Markets Inc. that the Company will comply with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.
     7. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company, KACALP and the Adviser contained herein as of the Execution Time, the Time of Sale, the Closing Date and any settlement date pursuant to Section 4 hereof, to the accuracy of the statements of the Company, KACALP or the Adviser made in any certificates pursuant to the provisions hereof, to the performance by the Company, KACALP or the Adviser of its obligations hereunder and to the following additional conditions (except to the extent that any such conditions may have been waived in writing by the Representatives on or prior to such respective dates):
     (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the total public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 9:30 AM on the Business Day following the day on which the total public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 497, the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 497; and no stop order suspending the effectiveness of the Registration Statement and no proceedings for that purpose shall have been instituted or threatened, and any request of the Commission for additional information (to be included in the Registration Statement or Prospectus or otherwise) shall have been complied with in all material respects.
     (b) The Company shall have requested and caused Paul, Hastings, Janofsky & Walker LLP, counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, and subject to customary assumptions, qualifications and limitations, to the effect that:

     (i) Based solely on a review of good standing certificates of the Secretary of State of California, the Secretary of State of Texas and the State Department of Assessments and Taxation of Maryland, the Company is duly qualified to do business and is in good standing under the laws of each such jurisdiction;
     (ii) To the knowledge of such counsel, there is no pending contemplated or threatened action, suit or proceeding by or before any federal or state court or governmental agency, authority or body or any arbitrator involving the Company or its property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus;
     (iii) The Registration Statement was declared effective under the 1933 Act as of the date specified in such opinion (which opinion is based solely on the effectiveness data stated in the notice of effectiveness concerning the Registration Statement communicated through the Commission’s Electronic Data Gathering, Analysis, and Retrieval system), the Prospectus was filed with the Commission pursuant to Rule 497 of the 1933 Act Rules and Regulations on the date specified in such opinion and to the knowledge of such counsel, based solely on telephonic advice received by such counsel from the Commission, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose is pending or threatened by the Commission;
     (iv) The Company is eligible to use Form N-2 and the conditions to use such form have been satisfied;
     (v) The Registration Statement, the Prospectus and the Notification of Election and any further amendments or supplements thereto made by the Company prior to the Closing Date (except for the financial statements and related schedules therein, as to which such counsel need express no belief) comply as to form in all material respects with applicable requirements of the Acts and the Rules and Regulations;
     (vi) The Company is not (i) in violation of its Charter or Bylaws, (ii) in default, and no event has occurred which, with notice or lapse of time or both, would constitute such default, in the due performance or observance of any term, covenant or condition contained in any material instrument or agreement which is listed on Exhibit A to such opinion, or (iii) in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii)

and (iii), such defaults, events, violations or failures that in the aggregate would not reasonably be expected to have a Material Adverse Effect;
     (vii) To such counsel’s knowledge, there are no contracts, agreements, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or filed as exhibits to the Registration Statement by the Acts or by the Rules and Regulations which have not been described in the Registration Statement or the Prospectus or filed as exhibits to the Registration Statement;
     (viii) The execution, delivery and performance of this Agreement and each of the Company Agreements have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement and each of the Company Agreements have been duly executed and delivered by the Company and constitute the valid and legally binding agreements of the Company, and each of the Company Agreements are enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Company’s obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and by general equitable principles, regardless of whether enforcement is considered in a proceeding in equity or at law;
     (ix) This Agreement and the Company Agreements comply in all material respects with all applicable provisions of the 1940 Act, the Advisers Act, the 1940 Act Rules and Regulations and the Advisers Act Rules and Regulations;
     (x) The Advisory Agreement contains the provisions required by, and does not violate, Section 205 of the Adviser’s Act and Section 15 of the 1940 Act, as applicable to business development companies;
     (xi) The Advisory Agreement and this Agreement have been approved by the Board of Directors of the Company in accordance with the procedural requirements of Section 15(c) of the 1940 Act, and the Advisory Agreement has been approved by the [sole initial] shareholder of the Company in accordance with the procedural requirements of Section 15(a) of the 1940 Act;
     (xii) To the best of such counsel’s knowledge, there are no contracts, agreements or understandings between Company and any person granting such person the right to require the Company to file a registration statement under the 1933 Act with respect to any securities of the Company owned or to be owned by such person or to require the

Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the 1933 Act;
     (xiii) The Company has filed with the Commission, pursuant to Section 54(a) of the 1940 Act, a Notification of Election in order to make the BDC Election. The Company has not filed with the Commission any notice of withdrawal of the BDC Election pursuant to Section 54(c) of the 1940 Act, the BDC Election remains in full force and effect and, to our knowledge, no order of suspension or revocation of such election under the 1940 Act has been issued or proceedings therefor initiated or threatened by the Commission;
     (xiv) The Company is not and, immediately after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an “investment company” as defined in the 1940 Act;
     (xv) All required action has been taken by the Company under the 1933 Act, the Exchange Act and the 1940 Act to make the public offering and consummate the sale of the Securities pursuant to this Agreement; the provisions of the Charter and Bylaws comply as to form in all material respects with the requirements of the 1940 Act; the provisions of the Charter and Bylaws and the investment policies and restrictions described in the Prospectus under the heading “Business” comply in all material respects with the applicable requirements of the 1940 Act;
     (xvi) The statements made in the Registration Statement, the Disclosure Package and the Prospectus (and any amendment or supplement thereto through the date of the opinion) under the headings “Risk Factors – We will be subject to income tax if we are unable to qualify as a RIC”, “Use of Leverage” and “Regulation” insofar as they purport to constitute summaries of legal matters, agreements, documents or proceedings discussed therein, accurately and fairly summarize such legal matters, agreements, documents or proceedings described therein in all material respects;
     (xvii) None of the issue and sale of the Securities being delivered on the Closing Date by the Company pursuant to this Agreement, the execution, delivery and performance by the Company of this Agreement, the performance by the Company of each of the Company Agreements or the consummation of the transactions contemplated hereby and thereby (i) conflict with, result in the creation or imposition of any lien, charge or encumbrance upon the assets of the Company under the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, or (ii) result in the violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of their properties or assets, except such conflicts, breaches or violations that in the aggregate would not reasonably be expected to have a Material Adverse Effect; and
     (xviii) The Securities are duly listed, and admitted and authorized for trading, subject to official notice of issuance, on the NYSE;
     (xix) No options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding; and
     (xx) No consent, approval, authorization or order of, or filing or registration with, any federal or California governmental agency or body, or to such counsel’s knowledge, any California or United States federal court, is required for the execution, delivery and performance of this Agreement, the performance of the Company Agreements by the Company or the consummation of the transactions contemplated hereby, except for (a) those that have been made or obtained under the Acts, (b) those under state securities or blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Prospectus (as to which such counsel expresses no opinion), (c) any necessary approval of the Corporate Financing Department of NASD Regulation, Inc. (as to which such counsel expresses no opinion), and (d) such other approvals (specified in such opinion) as have been obtained.
          Such counsel shall also state that, although such counsel has not independently verified and is not passing upon and does not assume responsibility, explicitly or implicitly, for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Disclosure Package or the Prospectus (except as to the extent expressly stated in the opinion of such counsel), such counsel has no reason to believe (i) that on the Effective Date or the date the Registration Statement was last deemed amended the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) that the Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) that the Disclosure Package as of the Time of Sale included any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion).
     In rendering such opinion, Paul, Hastings, Janofsky & Walker LLP (A) may state that they express no opinion as to the laws of any jurisdiction other than the laws of the State of California and the federal laws of the United States of America, (B) may rely as to matters involving the laws of the State of Maryland upon the opinion of Venable LLP referred to in paragraph (c) of this Section 7 and (C) may rely, as to matters of fact, upon the representations and warranties made by the Company, KACALP and the Adviser herein and on certificates and written statements of officers and employees of and accountants for the Company, KACALP and the Adviser and of public officials. Except as otherwise specifically provided herein, when giving their opinions to their “knowledge”, Paul, Hastings, Janofsky & Walker LLP has relied solely upon an inquiry of the attorneys of that firm who have worked on matters for the Company, on certificates or written statements of officers of the Company and, where appropriate, a review of the Registration Statement, the Disclosure Package, the Prospectus, exhibits to the Registration Statement, the Charter and Bylaws and a review of the minute books of the Company and have made no other investigation or inquiry.
     (c) You shall have received on the Closing Date an opinion of Venable LLP, special Maryland counsel to the Company, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, and subject to customary assumptions, qualifications and limitations, to the effect that:
     (i) The Company is a corporation duly incorporated and existing under and by virtue of the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland;
     (ii) The Company has the corporate power to own its properties or assets and to conduct its business as described in the Prospectus under the caption “Business”;
     (iii) The Company has the corporate power to execute and deliver this Agreement and the Company Agreements and to perform its obligations thereunder. The execution and delivery of each of this Agreement and the Company Agreements by the Company has been duly authorized by the Company. Each of this Agreement and the Company Agreements has been duly executed, and so far as known to such counsel, delivered by the Company;
     (iv) The Company has the number of authorized shares of stock set forth in the Prospectus under the heading “Description of Capital Stock”. All of the shares of common stock, $0.001 par value per share, of the Company issued and outstanding immediately prior to the issuance of the Securities have been duly authorized and are validly issued, fully paid and non-assessable;

     (v) The Common Stock of the Company conforms as to legal matters in all material respects to the description thereof contained in the Prospectus under the heading “Description of Capital Stock – Common Stock”;
     (vi) The sale and issuance of the Securities being delivered on the Closing Date to the Underwriters hereunder have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement and the resolutions of the Board of Directors of the Company authorizing their issuance, will be validly issued, fully paid and non-assessable;
     (vii) The form of certificate representing the Securities complies in all material respects with the applicable statutory requirements of the Maryland General Corporation Law (the “MGCL”) and with any applicable requirements of the Charter and Bylaws;
     (viii) The Securities are not subject to preemptive or other similar rights under the MGCL, the Charter or Bylaws;
     (ix) The statements contained in the Registration Statement and the Prospectus, under the caption “Description of Capital Stock,” “Risk Factors – Certain Provisions of Maryland law and our Charter and Bylaws could hinder, delay or prevent a change in control of our company” and “Indemnification” insofar as such statements purport to summarize certain provisions of Maryland law or the Charter and Bylaws constitute an accurate summary in all material respects; and
     (x) The execution and delivery of this Agreement and the consummation of the transactions contemplated herein will not conflict with or constitute a breach of the Charter or Bylaws or any Maryland law or regulation, or, so far as is known to such counsel, any order of any Maryland governmental authority (other than any law, regulation or order in connection with the securities laws of the State of Maryland, as to which no opinion is expressed by such counsel).
     In rendering such opinion, Venable LLP may rely, as to matters of fact, upon the representations and warranties made by the Company, KACALP and the Adviser herein and on certificates and written statements of officers and employees of and accountants for the Company, KACALP and the Adviser and of public officials. Except as otherwise specifically provided herein, when giving their opinions to their “knowledge”, Venable LLP has relied solely upon an inquiry of the attorneys of that firm who have worked on matters for the Company, on certificates or written statements of officers of the Company and, where appropriate, a review of the Registration Statement, the Disclosure Package, the Prospectus, exhibits to the Registration Statement, the Charter and Bylaws and have made no other investigation or inquiry.

     (d) You shall have received on the Closing Date an opinion of David Shladovsky, Esq., General Counsel for KACALP, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, and subject to customary assumptions, qualifications and limitations, to the effect that:
     (i) The Adviser has been duly formed and is validly existing as a Delaware limited liability company in good standing under the laws of the State of Delaware, with limited liability company power and authority to own, lease and operate its properties and assets and to conduct its business as described in the Registration Statement, the Disclosure Package and in the Prospectus, and is duly qualified to do business as a foreign limited liability company and is in good standing under the laws of Texas;
     (ii) KACALP has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of California, with partnership power and authority to own, lease and operate its properties and assets and to conduct its business as described in the Registration Statement, the Disclosure Package and in the Prospectus, and is duly qualified to do business as a foreign limited partnership and is in good standing under the laws of Texas; and to my knowledge, KAEFTX, L.P., the subsidiary of the KACALP, is a limited partnership duly formed and validly existing in good standing under the laws of the State of Texas, with full limited partnership power and authority to own, lease and operate its properties and assets;
     (iii) The Adviser is duly registered as an investment adviser under the Advisers Act and the Advisers Act Rules and Regulations and, is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the 1940 Act Rules and Regulations, from acting under the Advisory Agreement as contemplated by the Prospectus;
     (iv) There is not any proceeding or inquiry pending or, to the knowledge of such counsel, threatened, which could reasonably be expected to adversely affect the registration of the Adviser or KACALP with the Commission;
     (v) The Adviser has full limited liability company power and authority to enter into this Agreement and the Advisory Agreement;
     (vi) KACALP has full limited partnership power and authority to enter into this Agreement;
     (vii) This Agreement has been duly authorized, executed and delivered by the Adviser and KACALP;
     (viii) The Advisory Agreement has been duly authorized, executed and delivered by the Adviser and the Advisory Agreement is a valid and legally binding agreement of the Adviser, enforceable against the Adviser in accordance with its terms except as rights to indemnity and contribution may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Adviser’s obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and by general equitable principles, regardless whether enforcement is considered in a proceeding in equity or at law;
     (ix) To the knowledge of such counsel, this Agreement and the Advisory Agreement comply in all material respects with all applicable provisions of the Acts, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations;
     (x) Neither the execution, delivery or performance of this Agreement or the Advisory Agreement by the Adviser nor the consummation of the transactions herein or therein contemplated (i) conflicts or will conflict with or constitutes or will constitute a breach of or default under the certificate of formation or limited liability company operating agreement of the Adviser, (ii) conflicts or will conflict with, or constitutes or will constitute a breach of or default under any agreement, indenture, lease or other instrument to which the Adviser is a party or by which it or any of its properties may be bound or (iii) to the knowledge of such counsel, violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Adviser or any of its properties or, other than pursuant to Section 6(g) hereof, will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Adviser pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Adviser are subject;
     (xi) Neither the execution, delivery or performance of this Agreement by KACALP nor the consummation of the transactions herein contemplated (i) conflicts or will conflict with or constitutes or will constitute a breach of or default under the certificate of limited partnership or agreement of limited partnership of KACALP, (ii) conflicts or will conflict with, or constitutes or will constitute a breach of or default under any agreement, indenture, lease or other instrument to which KACALP is a party or by which it or any of its properties may be bound or (iii) to the knowledge of such counsel, violates or will violates any statute, law, regulation or filing or judgment, injunction, order or decree applicable to KACALP or any of its properties or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of KACALP pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of KACALP are subject;

     (xii) To the knowledge of such counsel, the description of each of the Adviser, KACALP and their respective businesses in the Registration Statement and the Prospectus complies in all material respects with all requirements of the Acts and the Rules and Regulations;
     (xiii) To the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator to which the Adviser or KACALP is party or their property is subject, in either case, (A) of a character required to be disclosed in the Registration Statement and which is not adequately disclosed in the Disclosure Package and the Prospectus or (B) which seek to restrain, enjoin or prevent the consummation of the issuance or sale of the Securities under this Agreement;
     (xiv) To the knowledge of such counsel, there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement, the Disclosure Package or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required by the Acts or Rules and Regulations;
     (xv) To the knowledge of such counsel, no consent, approval, authorization, filing with or order of any court or governmental agency or body or supervisory authority is required in connection with the transactions contemplated herein or in the Advisory Agreement, other than (a) those that have been made or obtained under the Acts, (b) those under state securities or blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Prospectus (as to which such counsel expresses no opinion), (c) any necessary approval of the Corporate Financing Department of NASD Regulation, Inc. (as to which such counsel expresses no opinion), and (d) such other approvals (specified in such opinion) as have been obtained; and
     (xvi) Such counsel has no reason to believe that (a) on the Effective Date or the date the Registration Statement was last deemed amended the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (b) that the Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (c) that the Disclosure Package as of the Time of Sale included any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion).
     In rendering such opinion, such counsel (A) may state that he expresses no opinion as to the laws of any jurisdiction other than the laws of the State of California, the Delaware Limited Liability Company Act and the Delaware Revised Uniform Limited Partnership Act and the federal laws of the United States of America, (B) may rely, as to matters of fact, upon the representations and warranties made by the Company, KACALP and the Adviser herein and on certificates and written statements of officers and employees of and accountants for the Company, KACALP and the Adviser and of public officials, and (C) may state that he is a member of the Bar of the State of California.
     (e) The Representatives shall have received on the Closing Date an opinion of Sidley Austin llp, counsel for the Underwriters, dated the Closing Date and addressed to the Underwriters, with respect to the issuance and sale of the Securities, the Registration Statement, the Disclosure Package, the Prospectus (together with any supplement thereto) and other related matters as the Underwriters may reasonably require. In rendering such opinion, Sidley Austin llp (A) may state that they express no opinion as to the laws of any jurisdiction other than the laws of the State of New York, the laws of the State of Maryland and the federal laws of the United States of America, (B) may rely as to matters involving the laws of the State of Maryland upon the opinion of Venable LLP referred to in paragraph (c) of this Section 7 and (C) may rely, as to matters of fact, upon the representations and warranties made by the Company, KACALP and the Adviser herein and in certificates and written statements of officers and employees of and accountants for the Company, KACALP and the Adviser and of public officials. Except as otherwise specifically provided herein, when giving their opinions to their “knowledge”, Sidley Austin llp have relied solely upon an inquiry of the attorneys of that firm who have worked on matters involving the issuance of the Shares as contemplated by this Agreement, in certificates or written statements of officers of the Company, KACALP and the Adviser and, where appropriate, a review of the Registration Statement, the Disclosure Package, the Prospectus, exhibits to the Registration Statement, the Charter and Bylaws and a review of the minute books of the Company and have made no other investigation or inquiry.
     (f) Each of the Company, KACALP and the Adviser shall have furnished to the Representatives a certificate, signed by the Chief Executive Officer and the principal financial or accounting officer of each of the Company, KACALP and by the manager of the Adviser, as the case may be, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Disclosure Package, the Prospectus, any supplements or amendments to the Prospectus and this Agreement and that:
     (i) The representations and warranties of the Company, KACALP and the Adviser in this Agreement are true and correct on and as of the

Closing Date with the same effect as if made on the Closing Date and the Company, KACALP and the Adviser have complied with all the agreements and satisfied all the conditions on its part that are respectively required to be performed or satisfied by them at or prior to the Closing Date;
     (ii) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted by the Commission or, to the knowledge of the Company, KACALP or the Adviser, threatened by the Commission; and
     (iii) Since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto) (with respect to the certificate of the Company) and since the date of the Prospectus (with respect to the certificate of the Adviser and KACALP), there has been no Material Adverse Effect.
     (g) The Company shall have requested and caused PricewaterhouseCoopers LLP to have furnished to the Representatives, at the Execution Time and at the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance heretofore approved by the Representatives.
     (h) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof), the Disclosure Package (exclusive of any supplement thereto) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any material change specified in the letter referred to in paragraph (g) of this Section 7 delivered on the Closing Date from the letter delivered at the Execution Time or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company, KACALP and the Adviser, whether or not arising from transactions in the ordinary course of business, the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof), the Disclosure Package (exclusive of any supplement thereto) and the Prospectus (exclusive of any supplement thereto).
     (i) The Securities shall have been listed and admitted and authorized for trading on the NYSE, and satisfactory evidence of such actions shall have been provided to the Representative.
     (j) The NASD has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

     (k) On or prior to the Closing Date, the Representatives shall have received lock-up agreements substantially in the form of Exhibit A hereto (the “Lock-up Agreements”) from (i) the Company’s directors listed on Schedule II hereof, (ii) certain officers of the Adviser and KACALP (including all of the officers of the Company) listed on Schedule II hereof and (iii) each of the Company’s stockholders listed on Schedule II hereof.
     (l) Prior to the Closing Date, the Company, KACALP and the Adviser shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.
     (m) In the event that the Underwriters exercise their option provided in Section 3(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company, KACALP and the Adviser contained herein and the statements in any certificates furnished by the Company, KACALP and the Adviser hereunder shall be true and correct as of each settlement date and, at the relevant settlement date, the Representatives shall have received:
     (i) A certificate, dated such settlement date, signed by the Chief Executive Officer and the principal financial or accounting officer of each of the Company and KACALP and by the manager of the Adviser confirming that the certificate delivered at the Closing Date pursuant to Section 7(f) hereof remains true and correct as of such settlement date.
     (ii) The favorable opinions of Paul, Hastings, Janofsky & Walker LLP, counsel to the Company, Venable LLP, special Maryland counsel to the Company, and of David Shladovsky, Esq., general counsel of KACALP and the Adviser each in form and substance satisfactory to the counsel for the Underwriters, dated such settlement date, relating to the Option Securities to be purchased on such settlement and otherwise to the same effect as the opinions required by Sections 7(b), 7(c) and 7(d) hereof, respectively.
     (iii) The favorable opinion of Sidley Austin llp, counsel for the Underwriters, dated such settlement date, relating to the Option Securities to be purchased on such settlement date and otherwise to the same effect as the opinion required by Section 7(e) hereof.
     (iv) A letter from PricewaterhouseCoopers LLP in form and substance satisfactory to the Representatives and dated such settlement date, substantially the same in form and substance as the letter furnished to the Representatives pursuant to Section 7(g), except that the “specified date” in the letter furnished pursuant to this paragraph shall be a date not more than three days prior to such settlement date.

     (v) Prior to each settlement date, the Company, KACALP and the Adviser shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably request.
     If any of the conditions specified in this Section 7 shall not have been fulfilled when and as provided for in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Underwriters (unless any such conditions have been waived in writing by the Representatives on or prior to such respective dates). Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.
     The documents required to be delivered by this Section 7 shall be delivered at the office of Sidley Austin llp, counsel for the Underwriters, at 787 Seventh Avenue, New York, New York, 10019, Attention: John A. MacKinnon, Esq., on the Closing Date.
     8. Reimbursement of Underwriters’ Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because of any termination pursuant to Section 11 hereof or because of any refusal, inability or failure on the part of the Company, KACALP or the Adviser to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through Citigroup Global Markets Inc. on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.
     9. Indemnification and Contribution.
     (a) The Company, KACALP and the Adviser, jointly and severally, agree to indemnify and hold harmless each of you and each other Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the 1933 Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several (including reasonable costs of investigation), to which they or any of them may become subject under the 1933 Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the Securities as originally filed or in any amendment thereof (and including any post-effective amendment, any Rule 462(b) Registration Statement and any Rule 430A Information deemed to be included or incorporated therein), or in the Prospectus, any Preliminary Prospectus, the Disclosure Package (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company, KACALP and the Adviser will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company, KACALP and the Adviser by or on behalf of any Underwriter through the Representatives specifically for inclusion therein, it being understood that the only information furnished by or on behalf of any Underwriter consists of the information described as such in the last sentence of Section 9(c). This indemnity agreement will be in addition to any liability which the Company, KACALP and the Adviser may otherwise have.
     (b) Each of the Company, KACALP and the Adviser, jointly and severally, agrees to indemnify and hold harmless Citigroup Global Markets Inc., the directors, officers, employees and agents of Citigroup Global Markets Inc. and each person, who controls Citigroup Global Markets Inc. within the meaning of either the Act or the Exchange Act (“Citigroup Entities”), from and against any and all losses, claims, damages and liabilities to which they may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim), insofar as such losses, claims damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the prospectus wrapper material prepared by or with the consent of the Company for distribution in foreign jurisdictions in connection with the Directed Share Program attached to the Prospectus or any preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein, when considered in conjunction with the Prospectus or any applicable preliminary prospectus, not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of the securities which immediately following the Effective Date of the Registration Statement, were subject to a properly confirmed agreement to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program, except that this clause (iii) shall not apply to the extent that such loss, claim, damage or liability is finally judicially determined to have resulted primarily from the gross negligence or willful misconduct of the Citigroup Entities.
     (c) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless each of the Company, KACALP and the Adviser, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company, KACALP or the Adviser within the meaning of either the 1933 Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company, KACALP and the Adviser to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company, KACALP or the Adviser by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company, KACALP and the Adviser acknowledge that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities and, under the heading “Underwriting”, (i) the list of Underwriters and their respective participation in the sale of the Securities, (ii) the sentences related to concessions and reallowances, (iii) the paragraphs related to stabilization, syndicate covering transactions and penalty bids, and (iv) the sixteenth paragraph, in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus.
     (d) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve the indemnifying party from liability under paragraph (a), (b) or (c) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below) and to control such action; provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (A) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (B) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (C) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (D) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party.
     (e) Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to Section 9(b) hereof in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for Citigroup Global Markets Inc., the directors, officers, employees and agents of Citigroup Global Markets Inc., and all persons, if any, who control Citigroup Global Markets Inc. within the meaning of either the Act or the Exchange Act for the defense of any losses, claims, damages and liabilities arising out of the Directed Share Program.
     (f) In the event that the indemnity provided in paragraph (a), (b) or (c) of this Section 9 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, KACALP, the Adviser and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively “Losses”) to which the Company, KACALP, the Adviser and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, KACALP and the Adviser on the one hand (treated jointly for this purpose as one person) and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, KACALP, the Adviser and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, KACALP and the Adviser on the one hand (treated jointly for this purpose as one person) and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company, KACALP, and the Adviser (treated jointly for this purpose as one person) shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company, KACALP and the Adviser on the one hand (treated jointly for this purpose as one person) or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company,

KACALP, the Adviser and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls an Underwriter within the meaning of either the 1933 Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company, KACALP or the Adviser within the meaning of either the 1933 Act or the Exchange Act, each officer of the Company and the Adviser who shall have signed the Registration Statement and each director of the Company, KACALP and the Adviser shall have the same rights to contribution as the Company, KACALP and the Adviser, subject in each case to the applicable terms and conditions of this paragraph (e). The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to the respective number of Securities set forth opposite their names in Schedule I (or such numbers of Securities increased as set forth in Section 10 hereof) and not joint.
     (g) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability from claimants on claims that are the subject matter of such action, suit or proceeding.
     (h) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 9 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 9 and the representations and warranties of the Company, KACALP and the Adviser set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, KACALP, the Adviser or their shareholders, trustees, directors, managers, members or officers or any person controlling the Company, KACALP or the Adviser (control to be determined within the meaning of the 1933 Act or the Exchange Act), (ii) acceptance of any Securities and payment therefor hereunder and (iii) any termination or cancellation of this Agreement. A successor to any Underwriter or to the Company, KACALP, the Adviser or their shareholders, trustees, directors, managers, members or officers or any person controlling any Underwriter, the Company, KACALP or the Adviser shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 9.

     10. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the number of Securities set forth opposite their names in Schedule I hereto bears to the aggregate number of Securities set forth opposite the names of all the remaining Underwriters or in such other proportion as Citigroup Global Markets Inc. may specify in accordance with the Citigroup Global Markets Inc. Master Agreement Among Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate number of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate number of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, the Company, KACALP or the Adviser. In the event of a default by any Underwriter as set forth in this Section 10, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Underwriters shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder. The term “Underwriter” as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule I hereto who, with your approval and the approval of the Company, purchases Securities which a defaulting Underwriter agreed, but failed or refused, to purchase.
     11. Termination. This Agreement shall be subject to termination in the absolute discretion of the Underwriters, without liability on the part of the Underwriters to the Company, KACALP or the Adviser, by notice given to the Company, KACALP or the Adviser prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company’s Common Stock or in any of its affiliates’ common stock (including Kayne Andersen MLP Investment Company and Kayne Andersen Total Return Energy Fund, Inc.) shall have been suspended by the Commission or the NYSE or trading in securities generally on the NYSE shall have been suspended or limited or minimum prices shall have been established on the NYSE, (ii) a banking moratorium shall have been declared either by federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).
     12. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of each of the Company, KACALP, and the Adviser or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company, KACALP or the Adviser or any of the officers, trustees, directors, employees, agents or controlling persons referred to in Section 9 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 8 and 9 hereof shall survive the termination or cancellation of this Agreement.
     13. No Fiduciary Duty. The Company hereby acknowledges that (a) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the Underwriters and any affiliate through which it may be acting, on the other, (b) the Underwriters are acting as principal and not as an agent or fiduciary of the Company and (c) the Company’s engagement of the Underwriters in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, the Company agrees that it is solely responsible for making its own judgments in connection with the offering (irrespective of whether any of the Underwriters has advised or is currently advising the Company on related or other matters). The Company agrees that it will not claim that the Underwriters have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.
     14. Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, KACALP, the Adviser and the Underwriters, or any of them, with respect to the subject matter hereof.
     15. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives will be mailed, delivered or telefaxed to the Citigroup Global Markets Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel; or, if sent to the Company, KACALP or the Adviser, will be mailed, delivered or telefaxed to the Kayne Anderson Capital Advisors, L.P. General Counsel (fax no.: (310) 284-6444) and confirmed to it at Kayne Anderson Capital Advisors, L.P., 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067, Attention: David Shladovsky, Esq.
     16. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, trustees, directors, employees, agents and controlling persons referred to in Section 9 hereof, and no other person will have any right or obligation hereunder.
     17. Applicable Law; Waiver of Jury Trial. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York. The parties hereby waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.
     18. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.
     19. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

     20. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.
     “1933 Act” shall mean the Securities Act of 1933, as amended.
     “1933 Act Rules and Regulations” shall mean the rules and regulations of the Commission under the 1933 Act.
     “1940 Act” shall mean the Investment Company Act of 1940, as amended.
     “1940 Act Rules and Regulations” shall mean the rules and regulations of the Commission under the 1940 Act.
     “Acts” shall mean, collectively, the 1933 Act and the 1940 Act.
     “Advisers Act” shall mean the Investment Advisers Act of 1940, as amended.
     “Advisers Act Rules and Regulations” shall mean the rules and regulations of the Commission under the Advisers Act.
     “Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.
     “Code” means the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder.
     “Commission” shall mean the Securities and Exchange Commission.
     “Disclosure Package” shall mean the Final Preliminary Prospectus together with the information set forth in the oral pricing script attached hereto as Exhibit B.
     “Effective Date” shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.
     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
     “Exchange Act Rules and Regulations” shall mean the rules and regulations of the Commission under the Exchange Act.
     “Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.
     “FCPA” means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

     “Final Preliminary Prospectus” means the Preliminary Prospectus dated [      ], 2006.
     “NASD” means the National Association of Securities Dealers, Inc.
     “NYSE” means the New York Stock Exchange, Inc.
     “Preliminary Prospectus” shall mean any preliminary prospectus referred to in Section 1(a) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information.
     “Prospectus” shall mean the prospectus and any amendment or supplement thereto relating to the Securities that is first filed pursuant to Rule 497 after the Execution Time or, if no filing pursuant to Rule 497 is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date.
     “Registration Statement” shall mean the registration statement referred to in Section 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.
     “Rule 430A” and “Rule 462” refer to such rules under the 1933 Act.
     “Rule 430A Information” shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.
     “Rule 462(b) Registration Statement” shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.
     “Rule 497” refers to Rule 497(c) or 497(h) under the 1933 Act, as applicable.
     “Rules and Regulations” shall mean, collectively, the 1933 Act Rules and Regulations and the 1940 Act Rules and Regulations.
     “Time of Sale” shall mean [      ], Eastern [Standard][Daylight] Time, on [      ], 2006.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, KACALP, the Adviser and the several Underwriters.

Very truly yours,

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

By:
Name:
Title:

KA FUND ADVISORS, LLC

By:	Kayne Anderson Capital Advisors,. L.P.
Manager

By:
Name:
Title:

KAYNE ANDERSON CAPITAL ADVISORS, L.P.

By:	Kayne Anderson Investment Management, Inc.,
its General Partner

By:
Name:
Title:

The foregoing Agreement is hereby confirmed and
accepted as of the date first above written.
CITIGROUP GLOBAL MARKETS INC.
UBS SECURITIES LLC

By:	Citigroup Global Markets Inc.

By:
Name:
Title:

SCHEDULE I

Number of Securities to
Underwriters	be Purchased
Citigroup Global Markets Inc.

UBS Securities LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

A.G. Edwards & Sons, Inc.

RBC Capital Markets Corporation

Sanders, Morris Harris Inc.

Total	[ ]

SCHEDULE II
List of (i) directors of the Company, (ii) certain officers of Adviser and KACALP (including all of the officers of the Company and (iii) stockholders, who will execute Lock-up Agreements.
Keith B. Forman
Barry R. Pearl
Albert L. Richey
William L. Thacker
Kevin S. McCarthy
Robert V. Sinnott
Terry A. Hart
David J. Shladovsky
J.C. Frey
Ron M. Logan, Jr.
James C. Baker
Jody C. Meraz

EXHIBIT A
Form of Lock-up Agreement
Kayne Anderson Energy Development Company
Public Offering of Common Stock
September 1, 2006
Citigroup Global Markets Inc.
UBS Securities LLC
as Representatives of the several Underwriters
c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
Ladies and Gentlemen:
     This letter is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”), among Kayne Anderson Energy Development Company, a Maryland corporation (the “Company”), Kayne Anderson Capital Advisors, L.P., a California limited partnership (“KACALP”), KA Fund Advisors, LLC, a Delaware limited liability company (the “Adviser”) , and each of you as representatives of a group of underwriters named therein (the “Underwriters”), relating to an underwritten initial public offering (the “Public Offering”) of common stock, $0.001 par value (the “Common Stock”), of the Company.
     In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock, enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any of these transactions are to be settled by delivery of Common Stock or other securities, in cash or otherwise, or publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of Citigroup Global Markets Inc. and UBS Securities LLC for a period of 180 days after the date of the Prospectus (as defined in the Underwriting Agreement) (such period, the “Lock-Up Period”). Citigroup Global Markets Inc. and UBS Securities LLC in their sole discretion may release any of the securities subject to lock-up agreements at any time without notice. In the event that either (x) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or (y) prior to the expiration of the Lock-Up Period, the Company announces that the Company will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings release.

     Notwithstanding the foregoing, the undersigned may transfer any shares of Common Stock owned by him or her or any interest therein (i) for estate-planning purposes to (x) a trust under which the distribution of the shares of Common Stock transferred thereto may be made only to beneficiaries who are the undersigned, his or her spouse, his or her parents, members of his or her immediate family or his or her lineal descendants (collectively, “Permitted Family Members”), (y) a corporation the stockholders of which are only the undersigned or Permitted Family Members or (z) a partnership the partners of which are only the undersigned or Permitted Family Members or (ii) in case of the death of the undersigned, by will or by the laws of intestate succession, to his or her executors, administrators, testamentary trustees, legatees or beneficiaries (each such person to which a transfer is permitted pursuant to clauses (i) and (ii) immediately above is hereinafter referred to as a “Permitted Transferee”); provided, however, that in each such case, the shares of Common Stock transferred shall be subject to all provisions of this agreement as though the undersigned were still the holder of such shares of Common Stock; and provided further, that the Permitted Transferee must execute and deliver to Citigroup Global Markets Inc. an agreement stating that the Permitted Transferee is receiving and holding such shares of Common Stock in the same manner as the person making the transfer.

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     If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise automatically be terminated.
Yours very truly,
Signature:
Print Name:

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EXHIBIT B
Oral Pricing Script

Issuer:	Kayne Anderson Energy Development Company

Securities Offered:	[ ] shares of Common Stock, par value $0.001 per share (excluding [ ] additional shares if the Underwriters over-allotment option is exercised in full)

Issue Price to Public:	$[ ]

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